                                                                   Exhibit 10.80

                               SECURITY AGREEMENT

      Security Agreement, dated as of August 27, 1997, by and between Video Services Corporation, a Delaware corporation (the "Borrower"), and KeyBank National Association, as Agent (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement").

                                    RECITALS

      I. Reference is made to the Credit Agreement, dated as of the date hereof, by and among the Borrower, VSC MAL Corp., a Delaware corporation, the Lenders party thereto, and KeyBank National Association, as the Issuer and as the Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

      II. It is a condition precedent to the making of all loans and all other extensions of credit under the Credit Agreement that the Borrower shall have executed and delivered this Agreement.

      III. Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

      1. Defined Terms

            (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

            "Collateral": as defined in Section 2.

            "Communications Act": the Communications Act of l934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

            "Equity Interest": (a) with respect to a corporation, capital stock thereof, (b) with respect to a partnership, a partnership interest therein, (c) with respect to any other firm, association, trust, business enterprise or other entity which is similar to any other Person listed in clauses (a) and (b), and this clause (c), of this definition, any equity interest therein, including, without limitation, any interest therein which entitles the holder thereof to share in the revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof, and (d) all warrants and options in respect of any of the foregoing and all other securities which are convertible or exchangeable therefor.

            "Event of Default": as defined in Section 5.

            "FCC": the Federal Communications Commission or any other similar or successor agency of the federal government administering the Communications Act.

            "Financing Statements": the UCC financing statements copies of which are annexed hereto.

            "NYUCC": the UCC as in effect in the State of New York on the date hereof.

            "Obligations": all of the obligations and liabilities of the Borrower under each Interest Rate Protection Arrangement with one or more of the Lenders and under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

            "Office Location": as defined in Section 3(a)(i).

            "Permitted Lien": a Lien permitted by Section 8.2 of the Credit Agreement.

            "UCC": with respect to any jurisdiction, Articles 1, 8 and 9 of the Uniform Commercial Code as from time to time in effect in such jurisdiction.

            (c) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto in the NYUCC (provided, however, that each such term shall be deemed to exclude all Excluded Property):
"Account", "Certificated Security", "Chattel Paper", "Document", "Equipment", "Fixture", "General Intangible", "Instrument", "Inventory", "Issuer", "Proceeds", "Secured Party", "Security", "Security Interest" and "Uncertificated Security".

      2. Grant of Security Interest

            To secure the prompt and complete payment, observance and performance of the Obligations, the Borrower hereby grants to the Agent, for its benefit and the ratable benefit of the Issuer and the Lenders, a Security Interest in and to all of the Borrower's right, title and interest in and to all Accounts, Certificated Securities, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles (other than rights of the Borrower in and to any franchises, licenses, permits or operating rights granted or issued by the FCC (the "Licenses") to the extent that the granting of a Security Interest pursuant hereto is prohibited by Applicable Law), Instruments,

Inventory, Uncertificated Securities, and all of the Proceeds (which shall include all dividends, distributions, accessions and income on and in respect of all of the foregoing and all other rights and benefits in respect thereof) of all of the foregoing, whether now owned or existing or hereafter arising or acquired (collectively, the "Collateral"). Notwithstanding the foregoing, the Security Interest granted hereby shall not attach to any Property of the Borrower to the extent that such Property (the "Encumbered Property") is subject to a Permitted Lien granted by the Borrower to a third party, or a Permitted Lien granted prior to or in connection with the acquisition by the Borrower of such Property, and the terms of the agreement between the Borrower and such third party prohibit the Borrower from encmbering the Encumbered Property.

      3. Representations and Warranties

            The Borrower hereby represents and warrants to the Agent as follows:

            (a) Generally. (i) As of the date hereof, the Borrower's place of business or, if the Borrower has more than one place of business, its chief executive office, is located at the address set forth for notices to the Borrower contained in the Credit Agreement (the "Office Location"). The Borrower's chief executive office was located at 545 Fifth Avenue, New York, New York for the five consecutive months immediately preceding the Borrower's move thereof to the Office Location. Except as set forth on Schedule III hereto, the Borrower has not changed its legal name during the 6 year period immediately preceding the date hereof.

                  (ii) As of the date hereof, all of the information set forth on each of the Schedules hereto is true, complete and correct.

                  (ii) This Agreement, together with the delivery to the Agent of the Certificated Securities constituting Collateral and the continuous possession thereof by the Agent in the State of New York, creates a continuing "enforceable" Security Interest in the Collateral in favor of the Agent. There are no Liens upon the Collateral other than Permitted Liens, if any. Upon (A) the filing of the Financing Statements at the respective offices listed thereon together with the payment of the appropriate filing fee therefor, (B) the delivery to the Agent of the Certificated Securities and other Instruments constituting the Collateral, and (C) the registration, in accordance with
Article 8 of the UCC of the jurisdiction of organization of each applicable Issuer, of the Security Interest granted hereby on the books of each Person which is an Issuer of an Uncertificated Security constituting the Collateral,
(1) such Security Interest shall (except (x) to the extent expressly excluded from the purview of Article 9 of the UCC by Section 9-104 thereof, and (y) with respect to motor vehicles) be perfected, and (2) assuming that the Agent has acted in "good faith and without notice of any adverse claim" within the meaning of Article 8 of the NYUCC, the Agent shall be a "bona fide purchaser", within the meaning of such Article, with respect to the Collateral consisting of Securities.

            (b) Accounts. As of the date hereof, all records concerning any Account constituting the Collateral are located at the Office Location, and no such Account is evidenced by a promissory note or other instrument.

            (c) Chattel Paper, Equity Interests and Debt Instruments. The Chattel Paper, Equity Interests and debt Instruments listed on Schedule I hereto constitute all of the Chattel Paper, Equity Interests and debt Instruments in which the Borrower has, as of the date hereof, any right, title or interest, and
(1) each such Equity Interest issued by a corporate Issuer that is a Subsidiary has been duly authorized, validly issued and fully paid for, and, except, in the case of Equity Interests in Issuers organized under New York law, as provided in
Section 630 of the New York Business Corporation Law, is non-assessable, and (2) to the best of the Borrower's knowledge, each such Chattel Paper and each such debt Instrument have been duly authorized, issued and delivered, and constitute the legal, valid, binding and enforceable obligations of the makers thereof.

            (d) Equipment and Inventory. Except for Equipment and Inventory in transit with common carriers, the Borrower has exclusive possession and control of all Equipment and Inventory constituting the Collateral, all of which is as of the date hereof and has been continuously for the 5 month period immediately preceding the date hereof, located at one or more of the places listed on
Schedule II hereto.

      4. Covenants

            The Borrower hereby covenants with the Agent as follows:

            (a) Generally. (i) The Borrower shall maintain its place of business, or if the Borrower has more than one place of business, its chief executive office, at the Office Location or at such other location in respect of which (A) the Borrower shall have provided the Agent with prior written notice thereof, and (B) UCC financing statements (or amendments thereto), in form and substance reasonably satisfactory to the Agent, shall have been filed within two months of such change.

                  (ii) The Borrower shall, at its own expense, promptly execute and deliver all certificates, documents, instruments, financing and continuation statements and amendments thereto, notices and other agreements, and take all further action, that the Agent may reasonably request from time to time, in order to perfect and protect the Security Interest granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

                  (iii) The Borrower at its own expense shall furnish to the Agent such information, reports, statements and schedules with respect to the Collateral as the Agent may reasonably request from time to time.

                  (iv) The Borrower at its own expense shall defend the Collateral against all claims of any kind or nature (other than Permitted Liens, if any) of all Persons at any time claiming the same or any interest therein adverse to the interests of the Agent, the Issuer (as defined in the Credit Agreement) or any Lender, and the Borrower shall not cause, permit or suffer to exist any Lien upon the Collateral other than (A) the Lien granted hereby, and (B) Permitted Liens, if any.

                  (v) The Borrower shall cause each Person which is an Issuer of an Uncertificated Security constituting the Collateral (A) to register the Security Interest granted hereby upon the books of such Person in accordance with Article 8 of the UCC of the jurisdiction of organization of such Person, and (B) to issue to the Agent an initial transaction statement in the form of Annex A hereto and issue to the Agent subsequent transaction statements in accordance with Section 8-408 of the UCC in effect in the State of New York.

                  (vi) Except as otherwise required by law, the Borrower agrees that, with respect to the Collateral, neither the Agent, the Issuer nor any Lender has any obligation to preserve rights against prior or third parties.

                  (vii) The Agent's only duty with respect to the Collateral delivered to it shall be to use reasonable care in the custody and preservation of the Collateral, and the Borrower agrees that if the Agent accords the Collateral substantially the same kind of care as it accords its own Property, such care shall conclusively be deemed reasonable. In the event that all or any part of the Instruments constituting the Collateral are lost, destroyed or wrongfully taken while such Instruments are in the possession of the Agent, the Borrower agrees that it will use its best efforts to cause the delivery of new Instruments in place of the lost, destroyed or wrongfully taken Instruments upon request therefor by the Agent, without the necessity of any indemnity bond or other security, other than the Agent's agreement of indemnity upon usual and customary terms therefor.

                  (viii) Anything herein to the contrary notwithstanding, (A) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by the Agent, the Issuer or any Lender of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any such contract or agreement, (C) neither the Agent, the Issuer nor any Lender shall have any obligation or liability, including indemnification obligations, under any such contract or agreement by reason of this Agreement, nor shall the Agent, the Issuer or any Lender be obligated to perform any of the obligations or duties of the Borrower thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Borrower or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder, and (D) neither the Agent, the Issuer nor any Lender shall be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management of the Collateral. Anything in this Agreement to the contrary notwithstanding, with respect to contacts and agreements included in the Collateral or General Intangibles arising thereunder, the grant by the Borrower of a security interest therein pursuant to this Agreement shall be limited to the extent that such grant is not prohibited by the terms thereof without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have not been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate the Borrower to obtain such consents), provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Borrower of a security interest pursuant to this Agreement in any Account or General Intangible or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the NYUCC as in effect on the date hereof.

            (b) Accounts. Except as otherwise provided in this paragraph 4(b), the Borrower shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to the Borrower in respect of the Borrower's Accounts and, prior to the occurrence of an Event of Default, the Borrower shall have the right to adjust, settle or compromise the amount or payment of any such Account, all in accordance with its customary practices. In connection with such collections, the Borrower may take and, at the direction of the Agent at any time that an Event of Default shall have occurred and be continuing shall take, such action as the Borrower or the Agent may reasonably deem necessary or advisable to enforce collection of such Accounts.

            (c) Chattel Paper, Documents and Instruments. All of the Instruments, Documents and Chattel Paper now or hereafter owned by or in the possession of the Borrower which constitute the Collateral (other than checks received in the ordinary course of collection) shall be promptly delivered to the Agent, to be held by the Agent pursuant hereto, in suitable form for transfer by delivery or accompanied by duly executed documents of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. The Borrower agrees that, with respect to all items of the Collateral which it is or shall hereafter be obligated to deliver to the Agent, until so delivered such items shall be held by the Borrower in trust for the benefit of the Agent and be segregated from the other Property of the Borrower.

            (d) Equipment and Inventory. (i) The Borrower shall keep the Equipment and Inventory constituting the Collateral at the places listed on
Schedule II hereto, and such other places located within the United States in respect of which (A) the Borrower shall have provided the Agent with prior written notice, and (B) UCC financing statements (or amendments thereto), in form and substance satisfactory to the Agent, shall have been filed within two months of such change.

            (ii) The Borrower shall promptly furnish to the Agent a statement respecting any material loss or damage to any of the Equipment or Inventory constituting the Collateral with an aggregate fair market value exceeding $500,000 as a result of a single occurrence except to the extent that such loss or damage shall be insured pursuant to policies required to be maintained pursuant to the Credit Agreement.

            (e) Equity Interests and Debt Instruments. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Borrower to the contrary, the Borrower shall be permitted to receive all cash dividends paid in respect of Equity Interests and all payments made in respect of debt Instruments pledged hereunder, and to exercise all voting and corporate or similar rights with respect to such Equity Interests; provided, however, that no vote shall be cast or corporate or similar right exercised or other action taken which, in the reasonable judgment of the Agent, would impair the Collateral or the rights or remedies of the Agent, the Issuer and the Lenders hereunder in any material respect or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

      5. Events of Default

            Each of the following shall constitute an "Event of Default":

            (a) If the Borrower shall fail to observe or perform any term, covenant or agreement contained in this Agreement within 20 Domestic Business Days after the Borrower shall have become aware thereof; or

            (b) The occurrence and continuance of an Event of Default under, and as such term is defined in, the Credit Agreement.

      6. Remedies

            (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Agent may:

                  (i) exercise any and all rights and remedies (A) granted to a Secured Party by the UCC in effect in the State of New York or otherwise allowed at law, and (B) otherwise provided by this Agreement, and

                  (ii) dispose of the Collateral as it may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable, and the Borrower agrees that, without limitation, the following are each commercially reasonable: (A) the Agent shall not in any event be required to give more than 14 days' prior notice to the Borrower of any such disposition, (B) any place within the City of New York or the Counties of Nassau, Suffolk, and Westchester may be designated by the Agent for disposition, and (C) the Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) To the extent permitted by law, the Borrower hereby expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

      7. Notices

            All notices and other communications provided for or otherwise required hereunder or in connection herewith shall be given in the manner and to the addresses set forth in Section 11.2 of the Credit Agreement.

      8. Relationship to Credit Agreement

            This Agreement is the Security Agreement under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof.

      9. Governing Law

            This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      10. Release

            (a) This Agreement and the security interest created hereunder shall terminate when all Obligations have been fully and indefeasibly paid and when the Lenders have no further Commitments under the Credit Agreement and no Letters of Credit are outstanding, at which time the Agent shall execute and deliver to the Borrower, or to such persons or persons as the Borrower shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Borrower at its expense which the Borrower shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 10 shall be without recourse to or representation or warranty by the Agent.

            (b) All Collateral used, sold, transferred or otherwise disposed of in accordance with the terms of the Credit Agreement (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Agent shall execute and deliver to the Borrower, or to such persons or persons as the Borrower shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Borrower at its expense which the Borrower shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Collateral and (ii) any representation, warranty or covenant contained herein relating to such Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Collateral.

      11. Miscellaneous

            (a) Notwithstanding anything herein to the contrary, (i) no action shall be taken by the Agent with respect to the Licenses unless and until all applicable requirements of statutes, rules and regulations of all Governmental Authorities, including, without limitation, any required approval under the Communications Act (collectively, "Applicable Law"), requiring the notice or consent to, or approval of such action, by the FCC or any other Governmental Authority, have been satisfied; and (ii) the right of the Agent to exercise voting rights with respect to Equity Interests upon the occurrence and during the continuance of an Event of Default shall not become effective unless and until all provisions of the Communications Act requiring the consent to or approval of such action by the FCC have been satisfied. The Borrower covenants that, upon the occurrence and during the continuation of an Event of Default, upon request of the Agent, it will cooperate in causing to be filed such applications and taking such other action as may be reasonably requested by the Agent to obtain consent or approval of the FCC or any other Governmental Authority which has granted any License to the Borrower to any action contemplated by this Agreement and to give effect to the Security Interest of the Agent (for itself and the ratable benefit of the Lenders and the Issuer), including, without limitation, cooperating in the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

            (b) Anything herein to the contrary notwithstanding, the Agent hereby acknowledges and agrees that any Intercompany Debt pledged to it hereunder may be paid or prepaid by the issuer thereof at any time and unless an Event of Default has occurred and is continuing at the time of such payment or prepayment, as the case may be, the holder of the Instrument evidencing such Intercompany Debt may retain the proceeds thereof. In addition, so long as both immediately before and after giving effect thereto no Default or Event of Default shall or would exist (i) the terms and conditions of any Instrument evidencing Intercompany Debt may be amended, modified, restructured or restated in any manner as the Borrower and the issuer thereof may agree, as long as such Intercompany Debt, after giving effect to any such amendment, modification or restatement, continues to be Intercompany Debt as defined in the Credit Agreement, or (ii) such Intercompany Debt may be forgiven. Upon request of the Borrower, except upon the occurrence and during the continuance of a Default or Event of Default, the Agent will release to the Borrower any Instrument evidencing Intercompany Debt that has been so paid, prepaid or forgiven or will exchange any such Instrument for another Instrument containing amended, modified or restated terms, as described in the immediately preceding sentence.

      IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                   VIDEO SERVICES CORPORATION


                                   By: /s/ Christopher A. Modrzynski
                                       ------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   KEYBANK NATIONAL ASSOCIATION, as Agent


                                   By: /s/ Brendan E. Sachtjen
                                       ------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                                      - 1 -